UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 25, 2018
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act. ☐
If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On April 30, 2018, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the first quarter March 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its 2018 Annual General Meeting of Shareholders on April 25, 2018. Pursuant to the Registrant’s Third Amended and Restated Articles of Association (the "Articles of Association"), each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to ten votes per share; provided, however, that the total voting power of the issued and outstanding Class B ordinary shares shall not exceed 9.5% of the total voting power of all issued and outstanding ordinary shares. Since, on the record date of the 2018 Annual Meeting of Shareholders, the total voting power of the issued and outstanding Class B ordinary shares exceeded 9.5% of the total voting power, the voting power of the Class B ordinary shares was reduced with the excess being allocated to the Class A ordinary shares in accordance with Article 53 of the Articles of Association. In addition, the Articles of Association provide that no holder of Class A ordinary shares shall be permitted to acquire an amount of shares which would cause any person to own 9.9% or more of the total voting power of the issued and outstanding ordinary shares. Therefore, the excess voting power from the Class B ordinary shares allocated to the Class A ordinary shares and the Class A ordinary shares allocated to other Class A ordinary shares were restricted to 9.9% for each holder of Class A ordinary shares with the excess, if any, being allocated to the other holders of Class A ordinary shares in accordance with Article 54 of the Articles of Association.

The following tables summarize the final voting results after adjustment of the voting power. For more information on the following proposals, see the Registrant's Proxy Statement dated March 8, 2018.

(1) The following nine persons were elected Directors of the Registrant by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2019.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	40,598,931	1,095,366	127,149	16,024,354	8,896,722	—	—	—
Simon Burton	40,632,257	1,062,039	127,149	16,024,354	8,896,722	—	—	—
David Einhorn	40,270,269	1,426,112	125,064	16,024,354	8,896,722	—	—	—
Leonard Goldberg	40,304,475	1,389,821	127,149	16,024,354	8,896,722	—	—	—
Ian Isaacs	40,145,496	1,548,800	127,149	16,024,354	8,896,722	—	—	—
Frank Lackner	39,617,880	2,071,258	132,307	16,024,354	8,896,722	—	—	—
Bryan Murphy	40,526,365	1,161,677	133,403	16,024,354	8,896,722	—	—	—
Joseph Platt	40,362,048	1,332,248	127,149	16,024,354	8,896,722	—	—	—
Hope Taitz	40,633,914	1,058,377	129,155	16,024,354	8,896,722	—	—	—

(2) The following nine persons were elected Directors of Greenlight Reinsurance, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2019.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	41,043,371	559,915	218,160	16,024,354	8,896,722	—	—	—
Simon Burton	41,024,481	578,804	218,160	16,024,354	8,896,722	—	—	—
David Einhorn	40,683,402	919,775	218,269	16,024,354	8,896,722	—	—	—
Leonard Goldberg	40,719,941	883,620	217,884	16,024,354	8,896,722	—	—	—
Ian Isaacs	40,669,878	933,683	217,884	16,024,354	8,896,722	—	—	—
Frank Lackner	40,188,670	1,412,474	220,302	16,024,354	8,896,722	—	—	—
Bryan Murphy	41,024,162	579,123	218,160	16,024,354	8,896,722	—	—	—
Joseph Platt	40,991,637	615,213	214,595	16,024,354	8,896,722	—	—	—
Hope Taitz	41,022,718	581,303	217,424	16,024,354	8,896,722	—	—	—

(3) The following five persons were elected Directors of Greenlight Reinsurance Ireland, Designated Activity Company by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2019.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Tim Courtis	41,043,643	563,207	214,595	16,024,354	8,896,722	—	—	—
Philip Harkin	41,043,504	563,346	214,595	16,024,354	8,896,722	—	—	—
Frank Lackner	40,237,493	1,364,199	219,754	16,024,354	8,896,722	—	—	—
Patrick O'Brien	41,043,202	563,648	214,595	16,024,354	8,896,722	—	—	—
Brendan Tuohy	41,043,643	562,109	215,694	16,024,354	8,896,722	—	—	—

(4) The shareholders ratified the appointment of BDO USA, LLP to serve as the independent auditors of the Registrant for the fiscal year ending December 31, 2018.

	Class A	Class B
For	57,470,666	8,896,722
Against	252,303	—
Abstain	122,830	—
Broker non-votes	—	—

(5) The shareholders ratified the appointment of BDO Cayman Ltd. to serve as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2018.

	Class A	Class B
For	57,462,617	8,896,722
Against	241,799	—
Abstain	141,384	—
Broker non-votes	—	—

(6) The shareholders ratified the appointment of BDO, Registered Auditors in Ireland, to serve as the independent auditors of Greenlight Reinsurance Ireland, Designated Activity Company for the fiscal year ending December 31, 2018.

	Class A	Class B
For	57,479,228	8,896,722
Against	241,477	—
Abstain	125,094	—
Broker non-votes	—	—

(7) The shareholders approved the compensation of the Registrant's executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or "say-on-pay" votes.

	Class A	Class B
For	39,966,815	8,896,722
Against	1,320,627	—
Abstain	534,004	—
Broker non-votes	16,024,354	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Earnings press release, "GREENLIGHT RE ANNOUNCES FIRST QUARTER 2018 FINANCIAL RESULTS", dated April 30, 2018, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	April 30, 2018